EXHIBIT 32



                    CERTIFICATIONS OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Ridgewood Energy K Fund, LLC (the "Fund") on Form 10-Q/A for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:  February 20, 2007                  RIDGEWOOD ENERGY K FUND, LLC

                              By:     /s/  ROBERT E. SWANSON
                                    Name:  Robert E. Swanson
                                   Title:  President and Chief Executive Officer
                                           (Principal Executive Officer)

Dated:  February 20, 2007
                              By:     /s/  KATHLEEN P. MCSHERRY
                                    Name:  Kathleen P. McSherry
                                   Title:  Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)



A signed original of this written statement or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to Ridgewood Energy K Fund, LLC and will be retained by Ridgewood Energy K Fund, LLC and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report or as a separate disclosure document.